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                                                                EXHIBIT 10.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of June 28, 1996, is among SOFTWARE SPECTRUM, INC. (the "Borrower"), each of the banks or other lending institutions which are a party hereto (individually a "Bank" and collectively, the "Banks") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, individually as a Bank (in its individual capacity and not as agent, herein "TCB") and as agent for itself and the other Banks (in such capacity as agent, together with its successors in such capacity, the "Agent").

                                    RECITALS:

        A. Borrower, TCB and the Agent have entered into that certain Credit Agreement dated May 3, 1996 (as amended by that certain First Amendment to Credit Agreement and Master Assignment and Acceptance dated as of the date hereof among Borrower, Agent and the Banks, the "Agreement" and such amendment herein the "First Amendment").

        B. Pursuant to Section 14.8 of the Agreement and the First Amendment, TCB assigned certain of its rights and obligations under the Agreement and the other Loan Documents to the other Banks.

        C. In connection with the First Amendment, the Borrower, Banks and the Agent desire to amend the Agreement as herein set forth.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                  Definitions

        Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE 2

                                   Amendments

        Section 2.1 Amendment to Section 4.3. Effective as of the date hereof, clause (ii) of Section 4.3 of the Agreement is hereby amended in its entirety to read as follows:





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                and (ii) in the case of Loans subject to Libor Accounts and with respect to each such Account, on the last day of the Interest Period with respect thereto or, if the Interest Period is longer than three months, at three month intervals after the first day of the Interest Period, and on the applicable Termination Date.


                                   ARTICLE 3

                                 Miscellaneous

        Section 3.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Spectrum Integrated Services, Inc. (by its execution below), the Banks and Agent agree that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, binding and enforceable in accordance with their respective terms.

        Section 3.2 Reference to Agreement. Each of the Loan Documents, including the Agreement, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

        Section 3.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 3.4 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

        Section 3.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Borrower, Agent, the Banks and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

        Section 3.6 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

        Section 3.7 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.


SECOND AMENDMENT TO CREDIT AGREEMENT - Page 2

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        Section 3.8 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE
AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE
OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        Executed as of the date first written above.

                                BORROWER:

                                SOFTWARE SPECTRUM, INC.


                                By: /s/ DEBORAH A. NUGENT
                                    ---------------------------------
                                        Deborah A. Nugent
                                        Vice President

                                Accepted and agreed to:

                                SPECTRUM INTEGRATED SERVICES, INC.

                                By: /s/ DEBORAH A. NUGENT
                                    ---------------------------------
                                        Deborah A. Nugent
                                        Secretary/Treasurer

                                AGENT:

                                TEXAS COMMERCE BANK NATIONAL
                                ASSOCIATION, individually as a Bank and
                                  as the Agent

                                By: /s/ J. SCOT BRUNKE
                                    ---------------------------------
                                        J. Scot Brunke
                                        Senior Vice President


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                           OTHER BANKS:

                           BANQUE PARIBAS



                           By: /s/ ROSEMARY DAVIS
                               ------------------------------------------------
                               Name: Rosemary Davis
                                     ------------------------------------------
                               Title: Vice President
                                      -----------------------------------------



                           By: /s/ KENNETH E. MOORE, JR.
                               ------------------------------------------------
                               Name: Kenneth E. Moore, Jr.
                                     ------------------------------------------
                               Title: Vice President
                                      -----------------------------------------

                           NATIONAL CITY BANK, KENTUCKY



                           By: /s/ DON PULLEN
                               ------------------------------------------------
                               Name: Don Pullen
                                     ------------------------------------------
                               Title: Vice President
                                      -----------------------------------------

                           COMERICA BANK



                           By: /s/ REGINALD M. GOLDSMITH, III
                               ------------------------------------------------
                               Name: Reginald M. Goldsmith, III
                                     ------------------------------------------
                               Title: Vice President
                                      -----------------------------------------

                           PNC BANK, N.A.



                           By: /s/ STEPHEN V. PROSTOR
                               ------------------------------------------------
                               Name: Stephen V. Prostor
                                     ------------------------------------------
                               Title: Vice President
                                      -----------------------------------------

                           WELLS FARGO BANK (TEXAS), NATIONAL
                           ASSOCIATION



                           By: /s/ KEN TAYLOR
                               ------------------------------------------------
                               Name: Ken Taylor
                                     ------------------------------------------
                               Title: Assistant Vice President
                                      -----------------------------------------

                           NBD BANK



                           By: /s/ WILLIAM J. MCCAFFREY
                               ------------------------------------------------
                               Name: William J. McCaffrey
                                     ------------------------------------------
                               Title: Vice President
                                      -----------------------------------------






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